UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

Income Builder Portfolio Income Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2010

Date of reporting period: 01/31/2010

Item 1	–	Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Funds II

SEMI-ANNUAL REPORT  |  JANUARY 31, 2010 (UNAUDITED)

BlackRock Income Portfolio

BlackRock Income Builder Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK FUNDS II	JANUARY 31, 2010

Dear Shareholder

Over the past year, investors worldwide witnessed a seismic shift in market sentiment as guarded optimism replaced the fear and pessimism that had dominated since late 2007. The single most important reason for this change was the swing from a severe economic recession to an emergent global recovery.

At the start of 2009, markets were reeling from the virtually unprecedented global financial and economic meltdown. The looming threat of further collapse in global markets prompted stimulus packages and central bank interventions on an extraordinary scale. By period end, these actions had helped stabilize the financial system, and the economic contraction abated.

After reaching a trough in March 2009, stocks galloped higher as the massive, coordinated global monetary and fiscal stimulus began to reflate world economies. Sidelined cash poured into the markets, triggering a dramatic and steep upward rerating of stocks and other risk assets. Still, the rally has not been without interruption, as mixed economic data, global challenges regarding sovereign credit risk and proposed fees and levies on banks had begun to dampen investor conviction toward period-end. The experience in international markets generally mirrored that seen in the United States; notably, emerging markets firmly reclaimed their leadership status.

The easing of investor risk aversion was notable in the fixed income markets as well, where non-Treasury assets made a robust recovery. One of the major themes over the past year was the reversal of the flight-to-quality trade. High yield finished the period as the strongest-performing fixed income sector in both the taxable and tax-exempt space. Overall, the municipal market made a strong showing as technical conditions remained supportive of the asset class. The Build America Bond program was deemed a success, adding $65 billion of taxable supply to the municipal marketplace in 2009 and $4 billion so far this year. The program continues to alleviate tax-exempt supply pressure and attract the attention of a global audience. However, fundamental concerns are moving to the fore in the municipal space, and bear close watching as the year progresses. At the same time, yields on money market securities declined throughout the reporting period and remain near all-time lows, with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.” Investor assets in money market funds declined from the peak registered in early 2009, but remain well above pre-crisis levels.

All told, the rebound in sentiment and global market conditions resulted in positive 6- and 12-month returns for nearly every major benchmark index, with the most dramatic improvement seen among risk assets.

Total Returns as of January 31, 2010	6-month	12-month
US equities (S&P 500 Index)	9.87%	33.14%
Small cap US equities (Russell 2000 Index)	8.86	37.82
International equities (MSCI Europe, Australasia, Far East Index)	6.93	39.68
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.10	0.22
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.62	(3.31)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	3.87	8.51
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	4.90	9.49
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	15.90	50.80

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment continues to improve, but questions about the strength and sustainability of the recovery abound. Through periods of market uncertainty, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of January 31, 2010	BlackRock Income Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

The Portfolio’s Institutional, Investor A and Investor C shares returned 9.05%, 9.05% and 8.54%, respectively, for the six-month period. By comparison, the broad-market equity and fixed income indexes, the S&P 500 Index and the Barclays Capital US Aggregate Bond Index, returned 9.87% and 3.87%, respectively, while the Portfolio’s custom benchmark (50% S&P 500 Index/50% Barclays Capital US Aggregate Bond Index) returned 6.93%.

What factors influenced performance?

•

Within the equity portion, the Portfolio gained outperformance relative to the S&P 500 Index through an underweight in the information technology (IT) sector, as well as stock selection in the energy, health care, materials and telecommunication services sectors. The Portfolio lost relative performance due to an underweight position in the consumer discretionary sector, as well as overweight positions in materials, telecommunication services and utilities. Stock selection in financials and IT subtracted marginally from performance.

•

The fixed income portion of the Portfolio (roughly 50% of total assets) is allocated to various BlackRock fixed income funds. All underlying funds generated positive returns for the semiannual period. BlackRock Low Duration Bond Portfolio benefited from government programs, including the Term Asset-Backed Securities Loan Facility (TALF) and the Public-Private Investment Program (PPIP), which have encouraged investors to take on more risk in fixed income markets and subsequently led to spread compression across broad segments of the investment-grade universe. The BlackRock High Yield Bond Portfolio also contributed strongly as investors’ risk appetites returned. Finally, performance for BlackRock International Bond Portfolio was aided by its overweights to more fiscally-responsible countries, such as Australia, Canada and Germany, as well as its exposure to US spread sectors.

Describe recent Portfolio activity.

•

Within the equity portion, there were few significant changes made to the Portfolio’s strategic position during the six months. Notably, we did actively add to the consumer staples sector given the attractive valuations we saw toward the tail-end of the period. We also added significantly to industrials as the prospect for increased spending on infrastructure and farming equipment, both domestically and abroad, appeared likely to increase during a global economic recovery. Meanwhile, we reduced exposure to health care as the uncertainty of pending legislation made the outlook for the sector less clear.

•

In all sectors within the equity portion, our focus continues to be on the consistency and stability of revenues, earnings and dividends for predictability and growth of future income. With a shift to quality beginning to occur, we believe that the flow of funds in 2010 will begin to move away from cash and bonds and toward higher-quality assets that can produce sustainable growth and current income over time.

•	In the fixed income portion of the Portfolio, our allocations to each underlying fund remained consistent over the period.

Describe Portfolio positioning at period end.

•

Within the equity portion, the Portfolio is positioned to benefit from growth in emerging markets, as we expect demand for metals, raw materials, infrastructure and energy to increase in these areas of the world over the longer term. The Portfolio’s allocation to higher-quality, dividend-paying securities that have exposure to China and other emerging markets remains central to our investment thesis. We believe the current economic environment favors higher-quality assets, which offer above-average dividend income, the potential for capital appreciation and superior long-term total returns. With record cash levels on corporate balance sheets and decreased prospects for share repurchases, mergers, capital expenditures or debt, we believe the outlook for equity income as an asset class is favorable for 2010. We expect the markets to reward the balance and consistency that higher-quality, dividend-paying stocks offer.

•

Within the fixed income portion, the Portfolio’s allocation was as follows: 51% BlackRock Low Duration Bond Portfolio, 43% BlackRock High Yield Bond Portfolio and 6% BlackRock International Bond Portfolio.

•	The Portfolio’s period end cash position was 6%, which detracted approximately 1% from relative performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS II	JANUARY 31, 2010

BlackRock Income Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio will invest approximately 50% of its assets in equity securities and approximately 50% of its assets in BlackRock fixed-income mutual funds and may invest in fixed-income securities.

3	This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

4	This unmanaged marked-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

5	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the S&P 500 Index (50%) and Barclays Capital US Aggregate Bond Index (50%).

6	Commencement of operations.

Performance Summary for the Period Ended January 31, 2010

	6-Month Total Returns	Average Annual Total Returns[7]
		1 Year		Since Inception[8]
		w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	9.05%	27.70%	N/A	(1.43)%	N/A
Investor A	9.05	27.41	20.65%	(1.63)	(4.49)%
Investor C	8.54	26.39	25.39	(2.37)	(2.37)
S&P 500 Index	9.87	33.14	N/A	(10.52)	N/A
Barclays Capital US Aggregate Bond Index	3.87	8.51	N/A	5.85	N/A
50% S&P 500 Index/50% Barclays Capital US Aggregate Bond Index	6.93	20.76	N/A	(2.03)	N/A

7	Assuming maximum sales charges, if any. Average annual total returns with and, without sales charges, reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

8	The Portfolio commenced operations on April 7, 2008.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value August 1, 2009	Ending Account Value January 31, 2010	Expenses Paid During the Period[9]	Beginning Account Value August 1, 2009	Ending Account Value January 31, 2010	Expenses Paid During the Period[9]
Institutional	$1,000.00	$1,090.50	$2.90	$1,000.00	$1,022.43	$2.80
Investor A	$1,000.00	$1,090.50	$4.22	$1,000.00	$1,021.17	$4.08
Investor C	$1,000.00	$1,085.40	$8.15	$1,000.00	$1,017.39	$7.88

9	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.55% for Institutional, 0.80% for Investor A and 1.55% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period shown).

10	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365. See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JANUARY 31, 2010	5

Portfolio Summary as of January 31, 2010	BlackRock Income Builder Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

The Portfolio’s Institutional, Investor A and Investor C shares returned 8.61%, 8.36% and 7.87%, respectively, for the six-month period. By comparison, the broad-market equity and fixed income indexes, the S&P 500 Index and the Barclays Capital US Aggregate Bond Index, returned 9.87% and 3.87%, respectively, while the Portfolio’s custom benchmark (75% S&P 500 Index/25% Barclays Capital US Aggregate Bond Index) returned 8.41%.

What factors influenced performance?

•

Within the equity portion, the Portfolio gained outperformance relative to the S&P 500 Index through an underweight in the information technology (IT) sector, as well as stock selection in the energy, health care, materials and telecommunication services sectors. The Portfolio lost relative performance due to an underweight position in the consumer discretionary sector, as well as overweight positions in materials, telecommunication services and utilities. Stock selection in financials and IT subtracted marginally from performance.

•

The fixed income portion of the Portfolio (roughly 25% of total assets) is allocated to various BlackRock fixed income funds. All underlying funds generated positive returns for the semiannual period. BlackRock Low Duration Bond Portfolio benefited from government programs, including the Term Asset-Backed Securities Loan Facility (TALF) and the Public-Private Investment Program (PPIP), which have encouraged investors to take on more risk in fixed income markets and subsequently led to spread compression across broad segments of the investment-grade universe. The BlackRock High Yield Bond Portfolio also contributed strongly as investors’ risk appetites returned. Finally, performance for BlackRock International Bond Portfolio was aided by its overweights to more fiscally-responsible countries, such as Australia, Canada and Germany, as well as its exposure to US spread sectors.

Describe recent Portfolio activity.

•

Within the equity portion, there were few significant changes made to the Portfolio’s strategic position during the six months. Notably, we did actively add to the consumer staples sector given the attractive valuations we saw toward the tail-end of the period. We also added significantly to industrials as the prospect for increased spending on infrastructure and farming equipment, both domestically and abroad, appeared likely to increase during a global economic recovery. Meanwhile, we reduced exposure to health care as the uncertainty of pending legislation made the outlook for the sector less clear.

•

In all sectors within the equity portion, our focus continues to be on the consistency and stability of revenues, earnings and dividends for predictability and growth of future income. With a shift to quality beginning to occur, we believe that the flow of funds in 2010 will begin to move away from cash and bonds and toward higher-quality assets that can produce sustainable growth and current income over time.

•	In the fixed income portion of the Portfolio, our allocations to each underlying fund remained consistent over the period.

Describe Portfolio positioning at period end.

•

Within the equity portion, the Portfolio is positioned to benefit from growth in emerging markets, as we expect demand for metals, raw materials, infrastructure and energy to increase in these areas of the world over the longer term. The Portfolio’s allocation to higher-quality, dividend-paying securities that have exposure to China and other emerging markets remains central to our investment thesis. We believe the current economic environment favors higher-quality assets, which offer above- average dividend income, the potential for capital appreciation and superior long-term total returns. With record cash levels on corporate balance sheets and decreased prospects for share repurchases, mergers, capital expenditures or debt, we believe the outlook for equity income as an asset class is favorable for 2010. We expect the markets to reward the balance and consistency that higher-quality, dividend-paying stocks offer.

•

Within the fixed income portion, the Portfolio’s allocation was as follows: 50% BlackRock Low Duration Bond Portfolio, 44% BlackRock High Yield Bond Portfolio and 6% BlackRock International Bond Portfolio.

•	The Portfolio’s period end cash position was 8%, which detracted approximately 1% from relative performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK FUNDS II	JANUARY 31, 2010

BlackRock Income Builder Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio will invest approximately 75% of its assets in equity securities and approximately 25% of its assets in BlackRock fixed-income mutual funds and may invest in fixed-income securities.

3	This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

4	This unmanaged marked-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

5	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the S&P 500 Index (75%) and Barclays Capital US Aggregate Bond Index (25%).

6	Commencement of operations.

Performance Summary for the Period Ended January 31, 2010

	6-Month Total Returns	Average Annual Total Returns[7]
		1 Year		Since Inception[8]
		w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	8.61%	27.39%	N/A	(6.00)%	N/A
Investor A	8.36	27.19	20.59%	(6.24)	(8.96)%
Investor C	8.00	26.22	25.22	(6.92)	(6.92)
S&P 500 Index	9.87	33.14	N/A	(10.52)	N/A
Barclays Capital US Aggregate Bond Index	3.87	8.51	N/A	5.85	N/A
75% S&P 500 Index/25% Barclays Capital US Aggregate Bond Index	8.41	26.95	N/A	(6.20)	N/A

7	Assuming maximum sales charges, if any. Average annual total returns with and, without sales charges, reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

8	The Portfolio commenced operations on April 7, 2008.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value August 1, 2009	Ending Account Value January 31, 2010	Expenses Paid During the Period[9]	Beginning Account Value August 1, 2009	Ending Account Value January 31, 2010	Expenses Paid During the Period[9]
Institutional	$1,000.00	$1,086.10	$3.94	$1,000.00	$1,021.42	$3.82
Investor A	$1,000.00	$1,083.60	$5.25	$1,000.00	$1,020.16	$5.09
Investor C	$1,000.00	$1,080.00	$9.17	$1,000.00	$1,016.38	$8.89

9	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.75% for Institutional, 1.00% for Investor A and 1.75% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period shown).

10	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365. See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JANUARY 31, 2010	7

About Portfolio Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Portfolios’ investment advisor waived or reimbursed a portion of each Portfolio’s expenses. Without such waiver and reimbursement, a Portfolio’s performance would have been lower. The investment advisor is under no obligation to waive or to continue waiving certain fees or to reimburse certain expenses after December 1, 2010. For more information, please see the Notes to Financial Statements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on August 1, 2009 and held through January 31, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Portfolio and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Portfolios may invest in various derivative instruments, including foreign currency exchange contracts as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. A Portfolio’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Portfolio can realize on an investment or may cause a Portfolio to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

8	BLACKROCK FUNDS II	JANUARY 31, 2010

Portfolio Information as of January 31, 2010

BlackRock Income Portfolio

Ten Largest Holdings	Percent of Long-Term Investments
BlackRock Low Duration Bond Portfolio, BlackRock Class	26%
BlackRock High Yield Bond Portfolio, BlackRock Class	23
BlackRock International Bond Portfolio, BlackRock Class	3
JPMorgan Chase & Co.	2
Pfizer, Inc.	2
BHP Billiton Ltd.	2
Chevron Corp.	2
AT&T, Inc.	2
Royal Dutch Shell Plc - Class A	1
Verizon Communications, Inc.	1

Sector Allocation	Percent of Long-Term Investments
Fixed Income Funds	52%
Utilities	7
Materials	6
Energy	6
Financials	6
Consumer Staples	6
Telecommunication Services	5
Industrials	5
Health Care	4
Information Technology	2
Consumer Discretionary	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BlackRock Income Builder Portfolio

Ten Largest Holdings	Percent of Long-Term Investments
BlackRock Low Duration Bond Portfolio, BlackRock Class	13%
BlackRock High Yield Bond Portfolio, BlackRock Class	12
Pfizer, Inc.	3
Chevron Corp.	2
AT&T, Inc.	2
Enbridge, Inc.	2
Royal Dutch Shell Plc - Class A	2
Total SA - ADR	2
Caterpillar, Inc.	2
BHP Billiton Ltd.	2

Sector Allocation	Percent of Long-Term Investments
Fixed Income Funds	27%
Utilities	13
Energy	10
Materials	10
Consumer Staples	8
Telecommunication Services	8
Financials	7
Industrials	7
Health Care	6
Information Technology	3
Consumer Discretionary	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK FUNDS II	JANUARY 31, 2010	9

Schedule of Investments January 31, 2010 (Unaudited)	BlackRock Income Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 1.3%
Northrop Grumman Corp.	100	$5,660
Raytheon Co.	590	30,934
United Technologies Corp.	100	6,748

		43,342

Beverages — 0.6%
Diageo Plc	1,100	18,550

Chemicals — 1.4%
BASF SE	100	5,716
The Dow Chemical Co.	150	4,063
E.I. du Pont de Nemours & Co.	520	16,957
Olin Corp.	860	14,190
Praxair, Inc.	40	3,013

		43,939

Commercial Banks — 3.9%
Bank of Nova Scotia	525	22,012
Royal Bank of Canada	300	14,668
Standard Chartered Plc	325	7,543
The Toronto-Dominion Bank	490	28,871
U.S. Bancorp	1,040	26,083
Wells Fargo & Co.	960	27,293

		126,470

Computers & Peripherals — 0.4%
Hewlett-Packard Co.	90	4,236
International Business Machines Corp.	60	7,344

		11,580

Containers & Packaging — 0.8%
Temple-Inland, Inc.	1,410	24,492

Diversified Financial Services — 1.9%
JPMorgan Chase & Co.	1,590	61,915

Diversified Telecommunication Services — 4.6%
AT&T, Inc.	1,790	45,394
BCE, Inc.	220	5,665
CenturyTel, Inc.	300	10,203
Frontier Communications Corp.	1,590	12,100
Manitoba Telecom Services, Inc.	150	4,749
Qwest Communications International, Inc.	6,600	27,786
Verizon Communications, Inc.	1,470	43,247

		149,144

Electric Utilities — 2.5%
American Electric Power Co., Inc.	170	5,891
Duke Energy Corp.	980	16,199
Exelon Corp.	120	5,475
FPL Group, Inc.	120	5,851
Northeast Utilities, Inc.	120	3,038
PPL Corp.	370	10,911
Southern Co.	980	31,360

		78,725

Energy Equipment & Services — 0.3%
Diamond Offshore Drilling, Inc.	120	10,984

Food Products — 1.4%
H.J. Heinz Co.	610	26,614
Kraft Foods, Inc. - Class A	610	16,873

		43,487

Gas Utilities — 0.9%
AGL Resources, Inc.	180	6,352
EQT Corp.	490	21,570

		27,922

Hotels, Restaurants & Leisure — 0.2%
McDonald’s Corp.	120	7,492

Household Products — 0.4%
The Clorox Co.	120	7,100
Kimberly-Clark Corp.	120	7,127

		14,227

Independent Power Producers & Energy Traders — 0.3%
Constellation Energy Group, Inc.	250	8,070

Industrial Conglomerates — 1.2%
3M Co.	110	8,854
General Electric Co.	1,900	30,552

		39,406

Insurance — 0.2%
The Travelers Companies, Inc.	120	6,080

Machinery — 1.3%
Caterpillar, Inc.	670	35,001
Deere & Co.	120	5,994

		40,995

Media — 0.2%
Vivendi	250	6,534

Metals & Mining — 2.9%
Aluminum Corp. of China Ltd. - ADR(a)	75	1,861
BHP Billiton Ltd.	1,420	49,494
BlueScope Steel Ltd.	2,330	5,401
Nucor Corp.	250	10,200
Rio Tinto Ltd.	213	12,813
Southern Copper Corp.	480	12,782

		92,551

Multi-Utilities — 2.7%
Consolidated Edison, Inc.	490	21,433
Dominion Resources, Inc.	380	14,235
PG&E Corp.	120	5,069
Public Service Enterprise Group, Inc.	670	20,495
Sempra Energy	400	20,300
Wisconsin Energy Corp.	90	4,404

		85,936

Oil, Gas & Consumable Fuels — 5.8%
Chevron Corp.	680	49,041
Enbridge, Inc.	905	39,281
Royal Dutch Shell Plc - Class A	1,590	44,521

Portfolio Abbreviation

ADR American Depositary Receipts

See Notes to Financial Statements.

10	BLACKROCK FUNDS II	JANUARY 31, 2010

Schedule of Investments (continued)	BlackRock Income Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Oil, Gas & Consumable Fuels (concluded)
Total SA - ADR	610	$35,130
Woodside Petroleum Ltd.	450	16,851

		184,824

Paper & Forest Products — 1.1%
MeadWestvaco Corp.	610	14,683
Weyerhaeuser Co.	540	21,546

		36,229

Personal Products — 0.8%
Mead Johnson Nutrition Co.	554	25,057

Pharmaceuticals — 3.4%
Abbott Laboratories	120	6,353
Bristol-Myers Squibb Co.	752	18,306
Johnson & Johnson	50	3,143
Merck & Co., Inc.	800	30,544
Pfizer, Inc.	2,662	49,673

		108,019

Road & Rail — 0.5%
Canadian National Railway Co.	300	14,979

Semiconductors & Semiconductor Equipment — 0.9%
Intel Corp.	960	18,624
Microchip Technology, Inc.	450	11,615

		30,239

Software — 0.3%
Microsoft Corp.	400	11,272

Textiles, Apparel & Luxury Goods — 0.3%
VF Corp.	150	10,805

Tobacco — 2.1%
Altria Group, Inc.	610	12,115
British American Tobacco Plc	200	6,619
Philip Morris International, Inc.	910	41,414
Reynolds American, Inc.	120	6,384

		66,532

Water Utilities — 0.2%
American Water Works Co., Inc.	370	8,066

Wireless Telecommunication Services — 0.5%
Vodafone Group Plc - ADR	740	15,880

Total Common Stocks — 45.3%		1,453,743

Affiliated Investment Companies (b)
Fixed Income Funds
BlackRock High Yield Bond Portfolio, BlackRock Class	94,208	672,644
BlackRock International Bond Portfolio, BlackRock Class	8,302	87,335
BlackRock Low Duration Bond Portfolio, BlackRock Class	82,879	790,669

Total Fixed Income Funds — 48.4%		1,550,648

Total Long-Term Investments (Cost — $2,958,800) — 93.7%		3,004,391

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (b)(c)	176,577	176,577

Total Short-Term Securities (Cost — $176,577) — 5.5%		176,577

Total Investments (Cost — $3,135,377*) — 99.2%		3,180,968
Other Assets Less Liabilities — 0.8%		26,169

Net Assets — 100.0%		$3,207,137

*	The cost and unrealized appreciation (depreciation) of investments as of January 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,174,676

Gross unrealized appreciation	$171,883
Gross unrealized depreciation	(165,591)

Net unrealized appreciation	$6,292

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost		Sales Cost	Realized Loss	Income
BlackRock High Yield Bond Portfolio, BlackRock Class	$126,977		$72,509	$(5,553)	$27,136
BlackRock International Bond Portfolio, BlackRock Class	$18,784		$11,521	$(361)	$936
BlackRock Low Duration Bond Portfolio, BlackRock Class	$231,462		$148,891	$(3,817)	$12,833
BlackRock Liquidity Funds, TempFund, Institutional Class	$3,370	**	—	—	$177

**	Represents net purchase cost.

(c)	Represents the current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JANUARY 31, 2010	11

Schedule of Investments (concluded)	BlackRock Income Portfolio

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of January 31, 2010 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Long-Term Investments:
Aerospace & Defense	$43,342	—	—	$43,342
Beverages	—	$18,550	—	18,550
Chemicals	38,223	5,716	—	43,939
Commercial Banks	118,927	7,543	—	126,470
Computers & Peripherals	11,580	—	—	11,580
Containers & Packaging	24,492	—	—	24,492
Diversified Financial Services	61,915	—	—	61,915
Diversified Telecommunication Services	149,144	—	—	149,144
Electric Utilities	78,725	—	—	78,725
Energy Equipment & Services	10,984	—	—	10,984
Food Products	43,487	—	—	43,487
Gas Utilities	27,922	—	—	27,922
Hotels, Restaurants & Leisure	7,492	—	—	7,492
Household Products	14,227	—	—	14,227
Independent Power Producers & Energy Traders	8,070	—	—	8,070
Industrial Conglomerates	39,406	—	—	39,406
Insurance	6,080	—	—	6,080
Machinery	40,995	—	—	40,995
Media	—	6,534	—	6,534
Metals & Mining	24,843	67,708	—	92,551
Multi-Utilities	85,936	—	—	85,936
Oil, Gas & Consumable Fuels	123,452	61,372	—	184,824
Paper & Forest Products	36,229	—	—	36,229
Personal Products	25,057	—	—	25,057
Pharmaceuticals	108,019	—	—	108,019
Road & Rail	14,979	—	—	14,979
Semiconductors & Semiconductor Equipment	30,239	—	—	30,239
Software	11,272	—	—	11,272
Textiles, Apparel & Luxury Goods	10,805	—	—	10,805
Tobacco	59,913	$6,619	—	66,532
Water Utilities	8,066	—	—	8,066
Wireless Telecommunication Services	15,880	—	—	15,880
Fixed Income Funds	1,550,648	—	—	1,550,648
Short-Term Securities	176,577	—	—	176,577

Total	$3,006,926	$174,042	—	$3,180,968

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	JANUARY 31, 2010

Schedule of Investments January 31, 2010 (Unaudited)	BlackRock Income Builder Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 2.0%
Northrop Grumman Corp.	90	$5,094
Raytheon Co.	410	21,496
United Technologies Corp.	90	6,073

		32,663

Beverages — 0.8%
Diageo Plc	760	12,817

Chemicals — 2.3%
BASF SE	90	5,144
The Dow Chemical Co.	150	4,063
E.I. du Pont de Nemours & Co.	460	15,001
Olin Corp.	760	12,540
Praxair, Inc.	30	2,260

		39,008

Commercial Banks — 4.9%
Bank of Nova Scotia	465	19,496
Royal Bank of Canada	200	9,779
Standard Chartered Plc	285	6,615
The Toronto-Dominion Bank	210	12,373
U.S. Bancorp	490	12,289
Wells Fargo & Co.	750	21,322

		81,874

Computers & Peripherals — 0.9%
Hewlett-Packard Co.	180	8,473
International Business Machines Corp.	60	7,343

		15,816

Containers & Packaging — 1.1%
Temple-Inland, Inc.	1,050	18,238

Diversified Financial Services — 1.5%
JPMorgan Chase & Co.	630	24,532

Diversified Telecommunication Services — 6.6%
AT&T, Inc.	1,410	35,758
BCE, Inc.	170	4,377
CenturyTel, Inc.	200	6,802
Frontier Communications Corp.	1,190	9,056
Manitoba Telecom Services, Inc.	150	4,749
Qwest Communications International, Inc.	5,140	21,639
Verizon Communications, Inc.	980	28,832

		111,213

Electric Utilities — 4.8%
American Electric Power Co., Inc.	370	12,821
Duke Energy Corp.	980	16,199
Exelon Corp.	110	5,018
FPL Group, Inc.	210	10,240
Northeast Utilities, Inc.	110	2,785
PPL Corp.	320	9,437
Southern Co.	760	24,320

		80,820

Energy Equipment & Services — 0.6%
Diamond Offshore Drilling, Inc.	110	10,068

Food Products — 1.9%
H.J. Heinz Co.	440	19,197
Kraft Foods, Inc. - Class A	440	12,171

		31,368

Gas Utilities — 1.5%
AGL Resources, Inc.	180	6,352
EQT Corp.	440	19,369

		25,721

Hotels, Restaurants & Leisure — 0.4%
McDonald’s Corp.	110	6,867

Household Products — 0.8%
The Clorox Co.	110	6,509
Kimberly-Clark Corp.	110	6,533

		13,042

Independent Power Producers & Energy Traders — 0.4%
Constellation Energy Group, Inc.	210	6,779

Industrial Conglomerates — 1.7%
3M Co.	100	8,049
General Electric Co.	1,250	20,100

		28,149

Insurance — 0.3%
The Travelers Companies, Inc.	110	5,574

Machinery — 2.4%
Caterpillar, Inc.	560	29,254
Deere & Co.	210	10,490

		39,744

Media — 0.2%
Vivendi	150	3,920

Metals & Mining — 4.1%
Aluminum Corp. of China Ltd. - ADR(a)	75	1,861
BHP Billiton Ltd.	830	28,930
BlueScope Steel Ltd.	2,060	4,775
Nucor Corp.	210	8,568
Rio Tinto Ltd.	213	12,813
Southern Copper Corp.	420	11,184

		68,131

Multi-Utilities — 4.2%
Consolidated Edison, Inc.	440	19,246
Dominion Resources, Inc.	270	10,114
PG&E Corp.	110	4,646
Public Service Enterprise Group, Inc.	540	16,519
Sempra Energy	300	15,225
Wisconsin Energy Corp.	80	3,915

		69,665

Oil, Gas & Consumable Fuels — 8.8%
Chevron Corp.	510	36,781
Enbridge, Inc.	795	34,506
Royal Dutch Shell Plc - Class A	1,190	33,321
Total SA - ADR	550	31,675
Woodside Petroleum Ltd.	276	10,335

		146,618

Paper & Forest Products — 1.8%
MeadWestvaco Corp.	440	10,591
Weyerhaeuser Co.	480	19,152

		29,743

Personal Products — 1.2%
Mead Johnson Nutrition Co.	425	19,223

See Notes to Financial Statements.

BLACKROCK FUNDS II	JANUARY 31, 2010	13

Schedule of Investments (continued)	BlackRock Income Builder Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Pharmaceuticals — 5.3%
Abbott Laboratories	210	$11,118
Bristol-Myers Squibb Co.	576	14,039
Johnson & Johnson	50	3,143
Merck & Co., Inc.	600	22,908
Pfizer, Inc.	2,046	38,178

		89,386

Road & Rail — 0.6%
Canadian National Railway Co.	200	9,986

Semiconductors & Semiconductor Equipment — 1.3%
Intel Corp.	750	14,550
Microchip Technology, Inc.	290	7,485

		22,035

Software — 0.5%
Microsoft Corp.	290	8,172

Textiles, Apparel & Luxury Goods — 0.5%
VF Corp.	120	8,644

Tobacco — 2.9%
Altria Group, Inc.	550	10,923
British American Tobacco Plc	180	5,957
Philip Morris International, Inc.	580	26,396
Reynolds American, Inc.	110	5,852

		49,128

Water Utilities — 0.4%
American Water Works Co., Inc.	320	6,976

Wireless Telecommunication Services — 0.6%
Vodafone Group Plc - ADR	440	9,442

Total Common Stocks — 67.3%		1,125,362

Affiliated Investment Companies (b)
Fixed Income Funds
BlackRock High Yield Bond Portfolio, BlackRock Class	24,963	178,235
BlackRock International Bond Portfolio, BlackRock Class	2,208	23,231
BlackRock Low Duration Bond Portfolio, BlackRock Class	21,149	201,766

Total Fixed Income Funds — 24.1%		403,232

Total Long-Term Investments (Cost — $1,546,587) — 91.4%		1,528,594

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (b)(c)	127,233	127,233

Total Short-Term Securities (Cost — $127,233) — 7.6%		127,233

Total Investments (Cost — $1,673,820*) — 99.0%		1,655,827
Other Assets Less Liabilities — 1.0%		17,425

Net Assets — 100.0%		$1,673,252

*	The cost and unrealized appreciation (depreciation) of investments as of January 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,690,816

Gross unrealized appreciation	$95,200
Gross unrealized depreciation	(130,189)

Net unrealized depreciation	$(34,989)

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost		Sales Cost	Realized Loss	Income
BlackRock High Yield Bond Portfolio, BlackRock Class	$21,928		$2,679	$(210)	$7,167
BlackRock International Bond Portfolio, BlackRock Class	$3,028		$436	$(24)	$248
BlackRock Low Duration Bond Portfolio, BlackRock Class	$35,802		$5,527	$(177)	$3,245
BlackRock Liquidity Funds, TempFund, Institutional Class	$13,768	**	—	—	$108

**	Represents net purchase cost.
(c)	Represents the current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	JANUARY 31, 2010

Schedule of Investments (concluded)	BlackRock Income Builder Portfolio

The following table summarizes the inputs used as of January 31, 2010 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Long-Term Investments:
Aerospace & Defense	$32,663	—	—	$32,663
Beverages	—	$12,817	—	12,817
Chemicals	33,864	5,144	—	39,008
Commercial Banks	75,259	6,615	—	81,874
Computers & Peripherals	15,816	—	—	15,816
Containers & Packaging	18,238	—	—	18,238
Diversified Financial Services	24,532	—	—	24,532
Diversified Telecommunication Services	111,213	—	—	111,213
Electric Utilities	80,820	—	—	80,820
Energy Equipment & Services	10,068	—	—	10,068
Food Products	31,368	—	—	31,368
Gas Utilities	25,721	—	—	25,721
Hotels, Restaurants & Leisure	6,867	—	—	6,867
Household Products	13,042	—	—	13,042
Independent Power Producers & Energy Traders	6,779	—	—	6,779
Industrial Conglomerates	28,149	—	—	28,149
Insurance	5,574	—	—	5,574
Machinery	39,744	—	—	39,744
Media	—	3,920	—	3,920
Metals & Mining	21,613	46,518	—	68,131
Multi-Utilities	69,665	—	—	69,665
Oil, Gas & Consumable Fuels	102,962	43,656	—	146,618
Paper & Forest Products	29,743	—	—	29,743
Personal Products	19,223	—	—	19,223
Pharmaceuticals	89,386	—	—	89,386
Road & Rail	9,986	—	—	9,986
Semiconductors & Semiconductor Equipment	22,035	—	—	22,035
Software	8,172	—	—	8,172
Textiles, Apparel & Luxury Goods	8,644	—	—	8,644
Tobacco	43,171	5,957	—	49,128
Water Utilities	6,976	—	—	6,976
Wireless Telecommunication Services	9,442	—	—	9,442
Fixed Income Funds	403,232	—	—	403,232
Short-Term Securities	127,233	—	—	127,233

Total	$1,531,200	$124,627	—	$1,655,827

See Notes to Financial Statements.

BLACKROCK FUNDS II	JANUARY 31, 2010	15

Statements of Assets and Liabilities

January 31, 2010 (Unaudited)	BlackRock Income Portfolio	BlackRock Income Builder Portfolio
Assets
Investments at value - unaffiliated[1]	$1,453,743	$1,125,362
Investments at value - affiliated[2]	1,727,225	530,465
Foreign currency at value[3]	1,703	3,741
Capital shares sold receivable	82,839	—
Receivable from advisor	20,175	16,800
Dividends receivable	3,436	2,683
Investments sold receivable	938	—
Prepaid expenses	15,615	15,052

Total assets	3,305,674	1,694,103

Liabilities
Investments purchased payable	10,400	—
Capital shares redeemed payable	58,038	—
Professional fees payable	22,735	14,699
Other affiliates payable	2,779	2,803
Officer’s and Trustees’ fees payable	1,860	1,821
Service and distribution fees payable	817	163
Other accrued expenses payable	1,908	1,365

Total liabilities	98,537	20,851

Net Assets	$3,207,137	$1,673,252

Net Assets Consist of
Paid-in capital	$3,364,812	$1,878,123
Undistributed net investment income	5,304	1,223
Accumulated net realized loss	(208,561)	(188,180)
Net unrealized appreciation/depreciation	45,582	(17,914)

Net Assets	$3,207,137	$1,673,252

Net Asset Value
Institutional
Net assets	$1,921,245	$1,244,677

Shares outstanding[4]	215,281	149,763

Net asset value	$8.92	$8.31

Investor A
Net assets	$379,847	$303,728

Shares outstanding[4]	42,586	36,578

Net asset value	$8.92	$8.30

Investor C
Net assets	$906,045	$124,847

Shares outstanding[4]	101,790	15,047

Net asset value	$8.90	$8.30

[1] Investments at cost - unaffiliated	$1,481,980	$1,166,235
[2] Investments at cost - affiliated	1,653,397	507,585
[3] Foreign currency at cost	1,704	3,659
[4] Unlimited number of shares authorized, $0.001 par value

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	JANUARY 31, 2010

Statements of Operations

Six Months Ended January 31, 2010 (Unaudited)	BlackRock Income Portfolio	BlackRock Income Builder Portfolio
Investment Income
Dividends - affiliated	$41,082	$10,768
Dividends	30,396	21,679
Foreign taxes withheld	(820)	(651)

Total income	70,658	31,796

Expenses
Professional	29,553	24,532
Printing	11,860	6,118
Registration	11,112	10,656
Investment advisory	4,916	3,665
Service and distribution - class specific	4,587	799
Officer and Trustees	2,578	2,493
Custodian	2,567	2,649
Administration	1,138	593
Transfer agent - class specific	253	228
Administration - class specific	378	197
Miscellaneous	6,413	6,319

Total expenses	75,355	58,249
Less fees waived by advisor	(4,916)	(3,665)
Less administration fees waived	(1,138)	(592)
Less administration fees waived - class specific	(362)	(197)
Less transfer agent fees waived - class specific	(20)	(19)
Less transfer agent fees reimbursed - class specific	(182)	(190)
Less expenses reimbursed by advisor	(55,803)	(46,848)

Total expenses after fees waived and reimbursed	12,934	6,738

Net investment income	57,724	25,058

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	4,800	3,190
Investments - affiliated	(9,731)	(411)
Foreign currency transactions	287	34

	(4,644)	2,813

Net change in unrealized appreciation/depreciation on:
Investments	196,077	92,044
Foreign currency transactions	(292)	(174)

	195,785	91,870

Total realized and unrealized gain	191,141	94,683

Net Increase in Net Assets Resulting from Operations	$248,865	$119,741

See Notes to Financial Statements.

BLACKROCK FUNDS II	JANUARY 31, 2010	17

Statements of Changes in Net Assets

	BlackRock Income Portfolio		BlackRock Income Builder Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended January 31, 2010 (Unaudited)	Year Ended July 31, 2009	Six Months Ended January 31, 2010 (Unaudited)	Year Ended July 31, 2009
Operations
Net investment income	$57,724	$115,886	$25,058	$50,209
Net realized gain (loss)	(4,644)	(187,744)	2,813	(182,946)
Net change in unrealized appreciation/depreciation	195,785	(75,612)	91,870	(50,410)

Net increase (decrease) in net assets resulting from operations	248,865	(147,470)	119,741	(183,147)

Dividends to Shareholders From
Net investment income:
Institutional	(44,942)	(86,532)	(26,024)	(44,059)
Investor A	(7,617)	(8,063)	(5,131)	(3,914)
Investor C	(16,074)	(23,572)	(1,528)	(4,032)

Decrease in net assets resulting from dividends to shareholders	(68,633)	(118,167)	(32,683)	(52,005)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	284,043	711,715	181,871	323,675

Net Assets
Total increase in net assets	464,275	446,078	268,929	88,523
Beginning of period	2,742,862	2,296,784	1,404,323	1,315,800

End of period	$3,207,137	$2,742,862	$1,673,252	$1,404,323

Undistributed net investment income	$5,304	$16,213	$1,223	$8,848

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	JANUARY 31, 2010

Financial Highlights	BlackRock Income Portfolio

	Institutional			Investor A			Investor C
	Six Months Ended January 31, 2010 (Unaudited)	Year Ended July 31, 2009	Period April 7, 2008[1] to July 31, 2008	Six Months Ended January 31, 2010 (Unaudited)	Year Ended July 31, 2009	Period April 7, 2008[1] to July 31, 2008	Six Months Ended January 31, 2010 (Unaudited)	Year Ended July 31, 2009	Period April 7, 2008[1] to July 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$8.38	$9.63	$10.00	$8.37	$9.63	$10.00	$8.36	$9.62	$10.00

Net investment income[2]	0.18	0.42	0.15	0.17	0.39	0.14	0.14	0.33	0.11
Net realized and unrealized gain (loss)	0.57	(1.24)	(0.42)	0.58	(1.24)	(0.41)	0.57	(1.24)	(0.40)

Net increase (decrease) from investment operations	0.75	(0.82)	(0.27)	0.75	(0.85)	(0.27)	0.71	(0.91)	(0.29)

Dividends from net investment income	(0.21)	(0.43)	(0.10)	(0.20)	(0.41)	(0.10)	(0.17)	(0.35)	(0.09)

Net asset value, end of period	$8.92	$8.38	$9.63	$8.92	$8.37	$9.63	$8.90	$8.36	$9.62

Total Investment Return[3]
Based on net asset value	9.05%[4]	(8.18)%	(2.72)%[4]	9.05%[4]	(8.50)%	(2.75)%[4]	8.54%[4]	(9.14)%	(2.93)%[4]

Ratios to Average Net Assets
Total expenses	4.66%[5,6]	9.32%[6]	12.51%[5,7,8]	4.95%[5,6]	10.54%[6]	11.77%[5,7,8]	5.66%[5,6]	11.60%[6]	10.78%[5,7,8]

Total expenses after fees waived and reimbursed	0.55%[5,6]	0.55%[6]	0.55%[5,7]	0.80%[5,6]	0.80%[6]	0.80%[5,7]	1.55%[5,6]	1.55%[6]	1.46%[5,7]

Net investment income	4.11%[5,6]	5.29%[6]	4.64%[5,7]	3.83%[5,6]	5.05%[6]	4.33%[5,7]	3.11%[5,6]	4.29%[6]	3.62%[5,7]

Supplemental Data
Net assets, end of period (000)	$1,921	$1,697	$1,914	$380	$251	$99	$906	$795	$284

Portfolio turnover	7%	32%	73%	7%	32%	73%	7%	32%	73%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.25%.

7	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.33%.

8	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 13.45%, 13.61% and 13.32% respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JANUARY 31, 2010	19

Financial Highlights	BlackRock Income Builder Portfolio

	Institutional			Investor A			Investor C
	Six Months Ended January 31, 2010 (Unaudited)	Year Ended July 31, 2009	Period April 7, 2008[1] to July 31, 2008	Six Months Ended January 31, 2010 (Unaudited)	Year Ended July 31, 2009	Period April 7, 2008[1] to July 31, 2008	Six Months Ended January 31, 2010 (Unaudited)	Year Ended July 31, 2009	Period April 7, 2008[1] to July 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$7.81	$9.54	$10.00	$7.81	$9.54	$10.00	$7.81	$9.54	$10.00

Net investment income[2]	0.14	0.32	0.12	0.13	0.29	0.11	0.09	0.22	0.09
Net realized and unrealized gain (loss)	0.54	(1.73)	(0.50)	0.53	(1.72)	(0.49)	0.54	(1.71)	(0.49)

Net increase (decrease) from investment operations	0.68	(1.41)	(0.38)	0.66	(1.43)	(0.38)	0.63	(1.49)	(0.40)

Dividends from net investment income	(0.18)	(0.32)	(0.08)	(0.17)	(0.30)	(0.08)	(0.14)	(0.24)	(0.06)

Net asset value, end of period	$8.31	$7.81	$9.54	$8.30	$7.81	$9.54	$8.30	$7.81	$9.54

Total Investment Return[3]
Based on net asset value	8.61%[4]	(14.53)%	(3.74)%[4]	8.36%[4]	(14.71)%	(3.76)%[4]	8.00%[4]	(15.37)%	(3.98)%[4]

Ratios to Average Net Assets
Total expenses	7.25%[5,6]	15.29%[6]	18.98%[5,7,8]	7.55%[5,6]	16.60%[6]	17.76%[5,7,8]	8.34%[5,6]	19.54%[6]	20.18%[5,7,8]

Total expenses after fees waived and reimbursed	0.75%[5,6]	0.75%[6]	0.75%[5,7]	1.00%[5,6]	1.00%[6]	1.00%[5,7]	1.75%[5,6]	1.75%[6]	1.75%[5,7]

Net investment income	3.28%[5,6]	4.25%[6]	3.72%[5,7]	3.01%[5,6]	3.92%[6]	3.41%[5,7]	2.21%[5,6]	3.00%[6]	2.72%[5,7]

Supplemental Data
Net assets, end of period (000)	$1,245	$1,105	$1,242	$304	$224	$55	$125	$75	$19

Portfolio turnover	1%	30%	91%	1%	30%	91%	1%	30%	91%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13%.

7	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%.

8	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 20.47%, 20.53% and 21.66% respectively.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	JANUARY 31, 2010

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of January 31, 2010, the Fund had 31 registered portfolios, of which the BlackRock Income Portfolio (“Income”) and BlackRock Income Builder Portfolio (“Income Builder”) (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Portfolios generally will invest a portion of their assets in open-end investment companies (mutual funds) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) (collectively, the “Underlying Funds”). By owning shares of the Underlying Funds, each of the Portfolios indirectly invests, to varying degrees, in fixed income securities of US and non-US companies, US Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds may invest in derivatives.

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation: The Portfolios’ policy is to fair value its financial instruments at market value. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolios might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such instruments used in computing the net assets of each Portfolio are determined as of such times. Occasionally, events affecting the values of such instruments may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of each Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios report foreign currency related transactions as components of realized gains (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Portfolio either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts) each Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost

BLACKROCK FUNDS II	JANUARY 31, 2010	21

Notes to Financial Statements (Unaudited) (continued)

basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly for Income and at least annually for Income Builder. Distributions of capital gains, if any, paid by the Portfolios are recorded on the ex-dividend date.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Portfolios file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s US federal tax returns remains open for the periods ended July 31, 2008 and July 31, 2009. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Portfolio’s financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance to improve disclosure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Portfolios’ financial statements and disclosures is currently being assessed.

Other: Expenses directly related to a Portfolio or its classes are charged to that Portfolio or its classes. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Portfolios may engage in various portfolio investment strategies both to increase the return of the Portfolios and to economically hedge, or protect, their exposure to foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying currency or if the counterparty does not perform under the contract. The Portfolios may mitigate counterparty risk through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Portfolio and each of its counterparties. The ISDA Master Agreement allows each Portfolio to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized contractually or otherwise, the Portfolios bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

Foreign Currency Exchange Contracts: The Portfolios may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Portfolio, help to manage the overall exposure to the currency backing some of the investments held by a Portfolio. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement and unfavorable movements in the value of a foreign currency relative to the US dollar.

22	BLACKROCK FUNDS II	JANUARY 31, 2010

Notes to Financial Statements (Unaudited) (continued)

Derivatives Instruments Categorized by Risk Exposure:

The Effect of Derivative Instruments on the Statements of Operations

Six Months Ended January 31, 2010

Net Realized Gain from

	Income	Income Builder
Foreign currency exchange contracts:
Foreign currency transactions:	$399	$157

Net Change in Unrealized Appreciation/Depreciation on

	Income	Income Builder
Foreign currency exchange contracts:
Foreign currency transactions:	$(28)	$(28)

For the six months ended January 31, 2010, the average derivative activity on an absolute basis was as follows:

	Income	Income Builder
Foreign currency exchange contracts:
Average number of contracts	1	1
Average US dollar amount	$827	$463

The amounts presented above represent the average quarterly balance of outstanding derivative financial instruments.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Manager a monthly fee, based on the average daily net assets other than net assets attributable to investments in shares of Underlying Funds, at the following annual rates: 0.60% of the first $1 billion, 0.55% of the next $1 billion, 0.525% of the next $1 billion and 0.50% of the assets in excess of $3 billion.

The Manager has contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of average daily net assets as follows:

	Share Classes
	Institutional	Investor A	Investor C
Income	1.55%	1.80%	2.55%
Income Builder	1.75%	2.00%	2.75%

This agreement is perpetual and has no effective termination date.

In addition, the Manager has also contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of average daily net assets as follows:

	Share Classes
	Institutional	Investor A	Investor C
Income	0.55%	0.80%	1.55%
Income Builder	0.75%	1.00%	1.75%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until December 1, 2010 unless approved by the Board, including a majority of the non-interested Trustees.

For the six months ended January 31, 2010, the Manager waived $4,841 and $3,619, for Income and Income Builder, respectively, which are included in fees waived by advisor in the Statements of Operations.

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Portfolios pay to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of investment advisory fees through its investment in other affiliated investment companies. This amount is included in fees waived by advisor in the Statements of Operations. For the six months ended January 31, 2010, the Manager waived $75 and $46, for Income and Income Builder, respectively, which are included in fees waived by advisor in the Statements of Operations.

The Manager has entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”) and BlackRock Investment Management, LLC (“BIM”), each an affiliate of the Manager, under which the Manager pays BFM and BIM, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolios to the Manager.

The Fund, on behalf of the Portfolios, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolios as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Portfolios. The ongoing service and/or distribution fees compensate BRIL and each

BLACKROCK FUNDS II	JANUARY 31, 2010	23

Notes to Financial Statements (Unaudited) (continued)

broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the six months ended January 31, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolios’ Investor A Shares as follows:

Income	$46
Income Builder	$401

For the six months ended January 31, 2010, affiliates received $753 from Income for contingent deferred sales charges relating to transactions in Investor C Shares.

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

The Portfolios have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

PNCGIS and the Manager act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class which are shown as administration fees waived and administration fees waived — class specific on the Statements of Operations.

For the six months ended January 31, 2010, the following charts show the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

	Share Classes			Total
Administration Fees	Institutional	Investor A	Investor C
Income	$234	$40	$104	$378
Income Builder	$153	$32	$12	$197

	Share Classes			Total
Administration Fees Waived	Institutional	Investor A	Investor C
Income	$222	$38	$102	$362
Income Builder	$153	$32	$12	$197

	Share Classes		Total
Service and Distribution Fees	Investor A	Investor C
Income	$407	$4,180	$4,587
Income Builder	$321	478	$799

	Share Classes			Total
Transfer Agent Fees	Institutional	Investor A	Investor C
Income	$73	$99	$81	$253
Income Builder	$89	$82	$57	$228

	Share Classes			Total
Transfer Agent Fees Waived	Institutional	Investor A	Investor C
Income	$7	$6	$7	$20
Income Builder	$8	$4	$7	$19

	Share Classes			Total
Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor C
Income	$44	$81	$57	$182
Income Builder	$69	$74	$47	$190

If during a Portfolio’s fiscal year the operating expenses of a share class, that at anytime during the prior two fiscal years received a contractual waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Portfolio of which the share class is a part has more than $50 million in assets and (2) the Manager or an affiliate continues to serve as the Portfolio’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to

24	BLACKROCK FUNDS II	JANUARY 31, 2010

Notes to Financial Statements (Unaudited) (continued)

reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On January 31, 2010, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring July 31,
	2010	2011	2012
Income	$85,127	$209,323	$62,347
Income Builder	$82,958	$180,061	$51,467

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolios reimburse the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2010 were as follows:

	Purchases	Sales
Income	$457,563	$197,412
Income Builder	$152,369	$8,259

5. Borrowings:

The Portfolios, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolios may borrow up to the maximum amount allowable under the Portfolios’ current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolios based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Portfolios’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolios based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Portfolios’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Portfolios did not borrow under the credit agreement during the six months ended January 31, 2010.

6. Capital Loss Carryforward:

As of July 31, 2009, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration date:

Expiring July 31,	Income	Income Builder
2016	$8,310	$3,729

7. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value as recorded in the Portfolios’ Statements of Assets and Liabilities, less any collateral held by the Portfolios.

The Portfolios invest a significant portion of their assets in securities in the fixed income funds. Changes in economic conditions affecting the fixed income funds would have a greater impact on the Portfolios and could affect the value, income and/or liquidity of positions in such securities.

BLACKROCK FUNDS II	JANUARY 31, 2010	25

Notes to Financial Statements (Unaudited) (continued)

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended January 31, 2010		Year Ended July 31, 2009
Income	Shares	Amount	Shares	Amount
Institutional
Shares sold	12,479	$110,600	10,176	$87,367
Shares issued in reinvestment of dividends	281	2,520	113	871

Total issued	12,760	113,120	10,289	88,238
Shares redeemed	(27)	(242)	(6,425)	(46,674)

Net increase	12,733	$112,878	3,864	$41,564

Investor A
Shares sold	40,149	$355,081	22,899	$176,887
Shares issued in reinvestment of dividends	167	1,486	108	863

Total issued	40,316	356,567	23,007	177,750
Shares redeemed	(27,712)	(247,341)	(3,255)	(23,371)

Net increase	12,604	$109,226	19,752	$154,379

Investor C
Shares sold	22,592	$202,894	88,109	$683,442
Shares issued in reinvestment of dividends	1,595	14,092	2,428	18,892

Total issued	24,187	216,986	90,537	702,334
Shares redeemed	(17,553)	(155,047)	(24,915)	(186,562)

Net increase	6,634	$61,939	65,622	$515,772

26	BLACKROCK FUNDS II	JANUARY 31, 2010

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended January 31, 2010		Year Ended July 31, 2009
Income Builder	Shares	Amount	Shares	Amount
Institutional
Shares sold	8,795	$73,197	18,289	$133,821
Shares issued in reinvestment of dividends	209	1,778	94	687
Total issued	9,004	74,975	18,383	134,508

Shares redeemed	(642)	(5,365)	(7,082)	(47,699)

Net increase	8,362	$69,610	11,301	$86,809

Investor A
Shares sold	7,809	$65,800	24,583	$177,746
Shares issued in reinvestment of dividends	337	2,864	201	1,501

Total issued	8,146	68,664	24,784	179,247
Shares redeemed	(306)	(2,528)	(1,805)	(11,446)

Net increase	7,840	$66,136	22,979	$167,801

Investor C
Shares sold	5,384	$45,741	37,109	$271,534
Shares issued in reinvestment of dividends	129	1,091	155	1,138

Total issued	5,513	46,832	37,264	272,672
Shares redeemed	(83)	(707)	(29,647)	(203,607)

Net increase	5,430	$46,125	7,617	$69,065

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	JANUARY 31, 2010	27

Officers and Trustees

Robert M. Hernandez, Chairman of the Board, Member of the Audit Committee and Trustee

Fred G. Weiss, Vice Chairman of the Board, Chairman of the Audit Committee and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Richard S. Davis, Trustee

Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

Richard R. West, Trustee and Member of the Audit Committee

Anne F. Ackerley, President and Chief Executive Officer

Jeffrey Holland, CFA, Vice President

Brendan Kyne, Vice President

Brian Schmidt, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer

Howard B. Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.

New York, NY 10055

BlackRock Investment Management, LLC

Plainsboro, NJ 08536

Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

28	BLACKROCK FUNDS II	JANUARY 31, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/ edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12 month period ended June 30 is available, upon request and without charge (1) at www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

BLACKROCK FUNDS II	JANUARY 31, 2010	29

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

30	BLACKROCK FUNDS II	JANUARY 31, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio	BlackRock Managed Income Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Multi-Sector Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Fund
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Income Portfolio		BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS II	JANUARY 31, 2010	31

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Portfolio unless accompanied or preceded by the Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

INCOME-1/10-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form. (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of BlackRock Funds II

Date: March 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: March 19, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: March 19, 2010